Exhibit 99.2

MELLON FINANCIAL CORPORATION

Notes to Financial Trends

Notes:

During the second quarter of 2006, we completed the formation of the previously announced 50:50 joint venture with WestLB AG, WestLB Mellon Asset Management. The financial results are included in the Mellon Asset Management sector.

During the first quarter of 2006 we moved the financial results of Mellon 1st Business Bank, National Association (N.A.), to the Private Wealth Management sector from the Other sector (previously the Treasury Services/Other Activity sector). This change reflects the similar nature of products and clients of Mellon 1st Business Bank with other reporting units in the Private Wealth Management sector, as well as our organizational structure, as the management of Mellon 1st Business Bank reports to the head of Private Wealth Management. Historical sector results for Private Wealth Management and Other have been restated.

Prior period sector data may reflect immaterial reclassifications resulting from minor changes made to be consistent with current period presentation.

Summations may not equal due to rounding. As a result of this rounding convention, there may exist immaterial differences between the sector trends data versus the sector trends data subsequently filed on Form 10-Q.

Discontinued Operations Accounting/Accounting Change(s) -

The income/(loss) and average assets from discontinued operations accounting and the cumulative effect of accounting change(s) have not been allocated to any sector.

Average Assets -

Where average deposits in a business sector are greater than average loans, average assets include an allocation of investment securities equal to the difference. Consolidated average assets include average assets of discontinued operations.

Return on Common Equity/Pretax Operating Margin -

Ratios are presented on a continuing operations basis. Quarterly return on common equity ratios are annualized.

MELLON FINANCIAL CORPORATION

CONSOLIDATED RESULTS - 10 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2004				2005				2006
	1st Qtr (a)	2nd Qtr (b)	3rd Qtr	4th Qtr (c)	1st Qtr (d)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (e)	2nd Qtr
Revenue:
Investment management	366	369	368	395	402	417	438	447	466	489
Performance fees	39	17	11	60	27	26	41	77	58	48

Total investment management	405	386	379	455	429	443	479	524	524	537
Distribution and service	66	67	68	68	71	74	82	90	98	108
Institutional trust and custody	138	137	132	145	150	160	172	188	194	206
Securities lending revenue	18	24	16	18	24	33	25	26	30	38
Payment solutions & investor services	145	149	133	138	134	142	122	126	121	124
Other fee revenue	240	152	147	168	354	158	167	164	182	172

Total fee and other revenue	1,012	915	875	992	1,162	1,010	1,047	1,118	1,149	1,185
Net interest revenue	120	125	117	121	121	133	123	126	130	122

Total revenue	1,132	1,040	992	1,113	1,283	1,143	1,170	1,244	1,279	1,307
Credit quality expense	(7)	—	—	(4)	(1)	3	12	5	1	(3)
Amortization of intangible assets	4	5	4	6	6	7	6	8	7	7
Other operating expenses	754	757	721	809	798	819	865	908	959	966

Total operating expenses	758	762	725	815	804	826	871	916	966	973
Income from continuing operations before income taxes (benefits)	381	278	267	302	480	314	287	323	312	337
Income taxes (benefits)	134	98	86	103	175	111	91	115	110	109

Income from continuing operations	247	180	181	199	305	203	196	208	202	228
Income from discontinued operations after-tax	(2)	(4)	2	(7)	(50)	(78)	(2)	—	5	3

Net income (loss)	$245	$176	$183	$192	$255	$125	$194	$208	$207	$231

EPS from Continuing Operations	$0.58	$0.42	$0.43	$0.47	$0.72	$0.49	$0.47	$0.50	$0.49	$0.55
Average loans	$7,489	$7,491	$7,047	$7,205	$6,882	$7,339	$7,421	$7,133	$6,758	$6,625
Average assets (f)	$33,222	$33,377	$33,447	$35,951	$36,869	$36,436	$37,907	$37,988	$37,515	$39,104
Average deposits	$19,227	$19,776	$20,295	$22,083	$23,035	$22,322	$23,566	$23,905	$23,569	$24,084
Average common equity	$3,769	$3,753	$3,822	$3,983	$4,178	$4,087	$4,109	$4,114	$4,157	$4,182
Average Tier I preferred equity	$1,026	$1,011	$1,010	$1,047	$1,038	$1,037	$1,033	$1,024	$1,022	$1,015
Market value of assets under management at period end (in billions) (g)	$679	$679	$670	$707	$729	$738	$766	$781	$808	$870
Market value of assets under administration or custody at period end (in billions)	$2,824	$2,856	$2,978	$3,233	$3,293	$3,450	$3,777	$3,908	$4,125	$4,213
Return on common equity	26%	19%	19%	20%	30%	20%	19%	20%	20%	22%
Pretax operating margin	34%	27%	27%	27%	37%	27%	24%	26%	24%	26%
Pretax operating margin (excluding items in footnotes a to e)	30%	29%	27%	26%	27%	27%	24%	26%	26%	26%

(a)	The first quarter of 2004 includes a pre-tax gain of $93 million from the sale of approximately 35% of the Corporation’s investment in Shinsei Bank.
Also included in the first quarter of 2004 is a pre-tax charge of $19 million associated with a writedown of two small non-strategic businesses, one of which was sold in the third quarter of 2004.

(b)	The second quarter of 2004 includes a $24 million pre-tax charge relating to vacating 10 leased locations in London and moving into the new Mellon Financial Centre in London.

(c)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reversal relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building.

(d)	The first quarter of 2005 includes a pre-tax gain of $197 million from the sale of our remaining investment in Shinsei Bank, a $10 million pre-tax charge (included in other expense) for the early extinguishment of debt, and $5 million of additional expense ($2 million of occupancy expense and $3 million of other expenses) related to charges recorded in 2004 for the move to the new Mellon Financial Centre in London and a writedown of the remaining small non-strategic businesses previously identified as held for sale (see footnote above).

(e)	The first quarter of 2006 includes a $19 million pre-tax charge in connection with payments, awards and benefits payable to Mellon’s former chairman and chief executive officer, pursuant to his employment agreement.

(f)	Consolidated average assets include average assets of discontinued operations of $584 million, $563 million, $565 million and $560 million for the first, second, third and fourth quarters of 2004, respectively; $517 million and $219 million for the first and second quarters of 2005, respectively.

(g)	Includes assets managed of $47 billion at June 30, 2006 by WestLB Mellon Asset Management (a 50:50 joint venture).

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 10 Quarter Trend

NONINTEREST REVENUE

	2004				2005				2006
(dollar amounts in millions unless otherwise noted)	1st Qtr (a)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (a)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Investment management	$366	$369	$368	$395	$402	$417	$438	$447	$466	$489
Performance fees	39	17	11	60	27	26	41	77	58	48

Total investment management	405	386	379	455	429	443	479	524	524	537
Distribution and service	66	67	68	68	71	74	82	90	98	108
Institutional trust & custody	156	161	148	163	174	193	197	214	224	244
Payment solutions & investor services	145	149	133	138	134	142	122	126	121	124
Foreign exchange trading	57	50	38	41	54	50	52	46	58	69
Financing-related and Equity Investment	133	40	55	69	251	50	51	49	54	50
Other	39	44	43	48	39	46	55	58	61	44

Total fee and other revenue	1,001	897	864	982	1,152	998	1,038	1,107	1,140	1,176
Gains on the sales of securities	—	8	—	—	—	—	1	—	—	—

Total noninterest revenue (non-FTE)	$1,001	$905	$864	$982	$1,152	$998	$1,039	$1,107	$1,140	$1,176
FTE impact	11	10	11	10	10	12	8	11	9	9

Total noninterest revenue (FTE)	$1,012	$915	$875	$992	$1,162	$1,010	$1,047	$1,118	$1,149	$1,185
Fee and other revenue as a percentage of fee and net interest revenue (FTE) (a)	89%	88%	88%	89%	91%	88%	90%	90%	90%	91%
Market value of assets under management at period end (in billions) (b)	$679	$679	$670	$707	$729	$738	$766	$781	$808	$870
Market value of assets under administration or custody at period end (in billions)	$2,824	$2,856	$2,978	$3,233	$3,293	$3,450	$3,777	$3,908	$4,125	$4,213
S&P 500 Index - period end	1126	1141	1115	1212	1181	1191	1229	1248	1295	1270
S&P 500 Index - daily average	1133	1123	1104	1163	1192	1182	1224	1231	1284	1281

(a)	The first quarter of 2004 and 2005 includes gains from the sale of the Corporation’s investment in Shinsei Bank of $93 million and $197 million, respectively.
Excluding these gains, fee and other revenue as a percentage of fee and net interest revenue (FTE) would have totaled 89% in the first quarter of 2005 and 88% in the first quarter of 2004.

(b)	Includes assets managed of $47 billion at June 30, 2006 by WestLB Mellon Asset Management (a 50:50 joint venture).

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 10 Quarter Trend

Average Balances (a)

	2004				2005				2006
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Average assets:
Investment Securities:
Fixed rate	$6,294	$6,925	$7,002	$6,448	$6,231	$6,001	$5,772	$5,704	$5,557	$5,444
Adjustable rate	1,156	1,272	1,425	2,022	2,473	2,771	3,033	3,319	3,607	3,585
Floating rate	2,786	2,771	2,731	3,510	4,207	4,847	6,315	7,040	7,595	8,366
Obligations of states and political subdivisions	543	560	631	690	749	794	819	829	814	771
Other (b)	193	185	80	85	84	84	80	64	65	66

Total investment securities	10,972	$11,713	$11,869	$12,755	$13,744	$14,497	$16,019	$16,956	$17,638	$18,232
Trading account securities	356	268	229	248	308	293	309	283	309	439
Money Market Assets	2,986	2,703	3,310	4,157	4,252	3,307	2,713	2,825	2,330	2,909
Loans, net of unearned discount	7,489	7,491	7,047	7,205	6,882	7,339	7,421	7,133	6,758	6,625

Total interest-earning assets	21,803	22,175	22,455	24,365	25,186	25,436	26,462	27,197	27,035	28,205
Total non interest-earning assets	11,378	11,268	11,081	11,598	11,713	11,053	11,497	10,924	10,615	11,159

Total Assets	$33,181	$33,443	$33,536	$35,963	$36,899	$36,489	$37,959	$38,121	$37,650	$39,364

Average liabilities and shareholders’ equity:
Deposits in domestic offices	$7,701	$8,046	$8,659	$9,167	$9,657	$9,299	$9,760	$10,087	$9,748	$9,673
Deposits in foreign offices	4,865	4,760	4,664	5,598	6,256	6,004	6,395	5,926	5,547	6,049

Total interest-bearing deposits	12,566	12,806	13,323	14,765	15,913	15,303	16,155	16,013	15,295	15,722
Federal funds purchased and securities under repurchase agreements	1,476	1,478	1,155	960	978	1,627	2,135	1,763	1,765	2,394
Other funds borrowed	683	521	371	504	423	442	411	438	471	592
Long term debt	5,222	5,253	5,264	5,436	5,511	5,293	4,837	4,692	4,633	4,584

Total interest-bearing liabilities	19,947	20,058	20,113	21,665	22,825	22,665	23,538	22,906	22,164	23,292
Total noninterest-bearing deposits	6,661	6,970	6,972	7,318	7,122	7,012	7,411	7,892	8,274	8,362
Other liabilities	2,831	2,619	2,571	2,989	2,755	2,691	2,868	3,123	2,967	3,359

Total liabilities	29,439	29,647	29,656	31,972	32,702	32,368	33,817	33,921	33,405	35,013
Shareholders’ equity	3,742	3,796	3,880	3,991	4,197	4,121	4,142	4,200	4,245	4,351

Total liabilities and shareholders’ equity	$33,181	$33,443	$33,536	$35,963	$36,899	$36,489	$37,959	$38,121	$37,650	$39,364

(a)	Amounts and yields exclude adjustments for fair value and the related deferred tax effect required by SFAS No. 115.

(b)	Balances include Federal Reserve Stock, Preferred Stock, Loan Securitizations and other Investment Securities.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 10 Quarter Trend

Interest Yields/Rates (a)

	2004				2005				2006
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Average Rates:
Investment Securities:
Fixed rate	4.46%	4.32%	4.21%	4.21%	4.33%	4.33%	4.30%	4.30%	4.38%	4.39%
Adjustable rate	3.26	3.23	3.19	3.37	3.60	3.74	3.84	3.97	4.25	4.27
Floating rate	1.74	1.77	2.19	2.60	3.17	3.64	4.03	4.52	5.02	5.36
Obligations of states and political subdivisions	7.35	7.26	7.10	7.02	7.13	6.97	6.80	6.69	6.89	6.70
Other (b)	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM

Total investment securities	4.13	3.96	3.96	3.96	4.10	4.13	4.28	4.53	4.82	4.97
Trading account securities	2.47	2.09	1.90	1.96	1.75	2.24	2.21	2.16	1.86	2.19
Money market assets	2.39	2.48	2.73	2.90	2.93	2.99	3.12	3.68	3.82	4.15
Loans, net of unearned discount	3.97	4.28	4.11	4.42	4.78	6.08	5.76	6.02	6.37	6.70

Total interest-earning assets	3.81%	3.87%	3.80%	3.89%	4.09%	4.52%	4.55%	4.81%	5.09%	5.25%

Deposits in domestic offices	0.57%	0.76%	0.95%	1.12%	1.42%	1.93%	2.39%	2.79%	3.18%	3.61%
Deposits in foreign offices	1.66	1.46	1.71	2.08	2.18	2.43	2.52	3.13	3.24	3.59

Total interest-bearing deposits	0.99	1.02	1.21	1.48	1.72	2.13	2.44	2.92	3.20	3.60
Federal funds purchased and securities under repurchase agreements	0.83	0.81	1.12	1.55	2.05	2.46	3.19	3.62	3.74	4.75
Other funds borrowed	3.36	3.63	4.86	4.08	1.96	3.00	3.34	3.96	4.32	4.78
Long term debt	3.63	3.60	3.72	3.94	4.28	4.53	5.01	5.47	5.90	6.21

Total interest-bearing liabilities	1.76%	1.75%	1.93%	2.16%	2.36%	2.73%	3.05%	3.51%	3.83%	4.26%

Rates
Yield on total interest-earning assets	3.81%	3.87%	3.80%	3.89%	4.09%	4.52%	4.55%	4.81%	5.09%	5.25%
Cost of funds supporting interest-earning assets	1.65	1.63	1.77	1.96	2.17	2.45	2.71	2.96	3.14	3.52

Net interest Margin:
Taxable equivalent basis	2.16%	2.24%	2.03%	1.93%	1.92%	2.07%	1.84%	1.85%	1.95%	1.73%
Without taxable equivalent increments	2.09%	2.16%	1.96%	1.87%	1.85%	2.00%	1.77%	1.78%	1.88%	1.67%

(a)	Amounts and yields exclude adjustments for fair value and the related deferred tax effect required by SFAS No. 115.

(b)	Yields are not meaningful as the interest income is primarily from off-balance sheet Loan Securitizations.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 10 Quarter Trend

OPERATING EXPENSE

	2004				2005				2006
(dollar amounts in millions)	1st Qtr (b)	2nd Qtr (c)	3rd Qtr	4th Qtr (d)	1st Qtr (e)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (f)	2nd Qtr
Staff:
Compensation	$233	$235	$241	$263	$247	$250	$258	$264	$272	$272
Incentive (a)	100	89	84	120	108	114	127	134	171	149
Employee benefits	55	53	51	51	66	63	67	66	76	72

Total staff	388	377	376	434	421	427	452	464	519	493
Professional, legal and other purchased services	88	99	91	108	100	110	114	123	115	127
Distribution and servicing	79	79	81	80	81	90	100	106	115	126
Net occupancy	56	79	57	43	59	57	61	59	59	59
Equipment	44	42	41	42	41	44	44	47	44	44
Business development	21	22	21	23	21	23	23	28	26	28
Communications	22	22	18	22	25	19	19	21	24	22
Amortization of intangible assets	4	5	4	6	6	7	6	8	7	7
Other	56	37	36	57	50	49	52	60	57	67

Total operating expense	$758	$762	$725	$815	$804	$826	$871	$916	$966	$973
Employees at period-end	15,800	15,700	15,600	15,700	16,000	16,200	16,900	16,900	16,800	16,900

(a)	Effective Jan. 1, 2003, Mellon began recording an expense for the estimated fair value of stock options using the prospective method under transitional guidance provided in the Statement of Financial Accounting Standards (SFAS) No. 148, “Accounting for Stock-Based Compensation - Transition and Disclosure.”
Stock option expense totaled approximately $4 million for each of the quarters of 2004. It totaled $6 million, $6 million, $7 million and $6 million for each of the quarters of 2005.
It totaled $11 million for the first quarter of 2006, including $3 million to Mellon’s former chairman and chief executive officer, pursuant to his employment agreement, and $9 million for the second quarter of 2006.

(b)	The first quarter of 2004 includes a pre-tax charge of $19 million associated with a writedown of two small non-strategic businesses held for sale, one of which was sold in the third quarter of 2004.

(c)	The second quarter of 2004 includes a $24 million pre-tax charge ($23 million - occupancy, $1 million - other) relating to vacating 10 leased locations in London and moving into the new Mellon Financial Centre in London.

(d)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reversal relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building.

(e)	The first quarter of 2005 includes a $10 million pre-tax charge (included in other expense) for the early extinguishment of debt and $5 million of additional expense ($2 million of occupancy expense and $3 million of other expenses) related to charges recorded in 2004 for the move to the new Mellon Financial Centre in London and a writedown of the remaining small non-strategic businesses previously identified as held for sale (see footnote above).

(f)	The first quarter of 2006 includes a $19 million pre-tax charge in connection with payments, awards and benefits payable to Mellon’s former chairman and chief executive officer, pursuant to his employment agreement.

MELLON FINANCIAL CORPORATION

ASSETS UNDER MANAGEMENT/ ADMINISTRATION OR CUSTODY - 10 Quarter Trend

	2004				2005				2006
(dollar amounts in billions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Market value of assets under management at period end
Institutional (a)	$421	$421	$419	$443	$463	$469	$490	$501	$527	$585
Mutual Funds	200	199	191	200	203	205	212	216	214	219
Private Client	58	59	60	64	63	64	64	64	67	66

Total market value of assets under management	679	679	670	707	729	738	766	781	808	870
Composition of assets under management at period end
Equity Funds	36%	36%	37%	39%	37%	37%	37%	37%	37%	35%
Fixed Income Funds	20%	21%	20%	20%	20%	19%	18%	18%	19%	21%
Money Market Funds	24%	22%	21%	21%	19%	20%	20%	20%	19%	20%
Securities lending cash collateral	11%	12%	13%	12%	15%	16%	16%	15%	15%	13%
Overlay and alternative investments	9%	9%	9%	8%	9%	8%	9%	10%	10%	11%

Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Managed mutual funds fee revenue (millions)
Equity Funds	$72	$78	$77	$87	$85	$87	$93	$93	$93	$93
Money Market Funds	58	58	56	51	49	54	58	58	58	59
Fixed Income Funds	34	32	32	31	30	31	30	31	29	29
Nonproprietary	12	11	13	14	15	16	19	19	14	20

Total managed mutual funds fee revenue	176	179	178	183	179	188	200	201	194	201
Average assets of proprietary mutual funds
Equity Funds	$48	$51	$50	$53	$54	$54	$57	$57	$59	$60
Money Market Funds	96	96	91	87	85	90	96	100	99	101
Fixed Income Funds	25	23	23	22	22	22	21	21	21	21

Total average assets of proprietary mutual funds	169	170	164	162	161	166	174	178	179	182
Market value of assets under administration or custody at period end (b)	$2,824	$2,856	$2,978	$3,233	$3,293	$3,450	$3,777	$3,908	$4,125	$4,213
Total Assets
Managed	$679	$679	$670	$707	$729	$738	$766	$781	$808	$870
Administration/Custody(b)	2,824	2,856	2,978	3,233	3,293	3,450	3,777	3,908	4,125	4,213

Total	$3,503	$3,535	$3,648	$3,940	$4,022	$4,188	$4,543	$4,689	$4,933	$5,083

(a)	Includes assets managed of $47 billion at June 30, 2006 by WestLB Mellon Asset Management (a 50:50 joint venture).

(b)	Excludes assets of $310 billion at June 30, 2005, $328 billion at Sept. 30, 2005, $333 billion at Dec. 31, 2005, $359 billion at March 31, 2006, and $364 billion at June 30, 2006 that we manage and are also under administration or custody. These assets are included in assets under management.

MELLON FINANCIAL CORPORATION

ASSETS UNDER MANAGEMENT NET FLOWS - 10 Quarter Trend

	2004					2005			2006
(dollar amounts in billions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Market value of assets under management at beginning of period	$657	$679	$679	$670	$707	$729	$738	$766	$781	$808
Net Flows
Long-term	6	—	2	8	5	(1)	9	7	11	11
Money market	6	(6)	(19)	(3)	6	—	4	4	(3)	10
Securities lending	9	4	5	1	21	9	2	(3)	1	(4)

Total net inflows	21	(2)	(12)	6	32	8	15	8	9	17
Net Market appreciation	7	—	(3)	30	(10)	1	13	6	18	(2)
Acquisitions / Divestitures	(6)	2	6	1	—	—	—	1	—	47

Market value of assets under management at end of period	$679	$679	$670	$707	$729	$738	$766	$781	$808	$870

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

MELLON ASSET MANAGEMENT - 10 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2004				2005				2006
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Revenue:
Investment management
Mutual funds	176	179	177	183	179	187	200	201	194	201
Institutional clients	99	97	98	115	122	129	133	136	158	170
Performance fees	39	17	11	60	27	26	41	77	58	48
Private clients	17	18	19	20	20	21	22	23	24	26

Total investment management	331	311	305	378	348	363	396	437	434	445
Distribution and service	66	67	68	68	71	74	82	90	98	108
Institutional trust and custody	13	14	14	14	13	13	14	13	13	11
Other fee revenue	3	(3)	(3)	5	3	(1)	1	(2)	9	(3)

Total fee and other revenue	413	389	384	465	435	449	493	538	554	561
Net interest revenue (expense)	(5)	(6)	(6)	(5)	(4)	(6)	(6)	(5)	(4)	(11)

Total revenue	408	383	378	460	431	443	487	533	550	550
Credit quality expense	—	—	—	—	—	—	—	—	—	—
Amortization of intangible assets	2	2	2	3	3	4	3	3	3	3
Other operating expenses	292	284	285	346	320	332	355	369	387	393

Total operating expenses	294	286	287	349	323	336	358	372	390	396
Income from continuing operations before taxes (benefits)	114	97	91	111	108	107	129	161	160	154
Income taxes (benefits)	40	35	29	38	39	38	41	57	52	51

Net income (loss)	$74	$62	$62	$73	$69	$69	$88	$104	$108	$103

Average loans	$7	$7	$7	$—	$—	$—	$—	$—	$4	$—
Average assets	$1,979	$1,982	$2,032	$2,126	$1,964	$1,977	$1,986	$1,950	$1,981	$2,353
Average deposits	$6	$11	$17	$17	$19	$8	$10	$14	$13	$8
Average common equity	$778	$780	$806	$857	$966	$966	$966	$966	$997	$997
Average Tier I preferred equity	$441	$447	$456	$469	$476	$476	$476	$476	$399	$399
Market value of assets under management at period end (in billions) (a),(b),(c)	$568	$565	$550	$585	$587	$587	$612	$629	$653	$711
Market value of assets under administration or custody at period end (in billions)	$7	$6	$8	$8	$9	$8	$3	$3	$3	$3
Return on common equity	38%	33%	31%	34%	29%	29%	37%	43%	44%	42%
Pretax operating margin	28%	25%	24%	24%	25%	24%	27%	30%	29%	28%
Employees at period-end	2,500	2,500	2,600	2,600	2,600	2,500	2,400	2,400	2,500	2,500

(a)	Includes amounts subadvised by/for other sectors.

(b)	Includes assets managed of $47 billion at June 30, 2006 by WestLB Mellon Asset Management (a 50:50 joint venture).

(c)	Reflects the June 30, 2006 transfer of $8 billion of securities lending cash collateral to the Asset Servicing Sector.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

PRIVATE WEALTH MANAGEMENT - 10 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2004				2005				2006
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Revenue:
Investment management	74	75	74	77	81	80	83	87	90	92
Institutional trust and custody	2	2	3	2	3	2	3	2	3	2
Other fee revenue	7	6	4	5	5	5	5	6	5	6

Total fee and other revenue	83	83	81	84	89	87	91	95	98	100
Net interest revenue (expense)	75	77	76	74	80	79	77	76	74	77

Total revenue	158	160	157	158	169	166	168	171	172	177
Credit quality expense	—	—	—	1	—	—	—	—	—	—
Amortization of intangible assets	1	1	1	2	1	1	1	1	1	1
Other operating expenses	85	87	87	91	90	91	95	99	102	104

Total operating expenses	86	88	88	93	91	92	96	100	103	105
Income from continuing operations before taxes (benefits)	72	72	69	64	78	74	72	71	69	72
Income taxes (benefits)	25	26	22	21	28	26	23	26	22	24

Net income (loss)	$47	$46	$47	$43	$50	$48	$49	$45	$47	$48

Average loans	$4,228	$4,333	$4,345	$4,449	$4,506	$4,623	$4,651	$4,563	$4,615	$4,688
Average assets	$8,439	$8,822	$9,100	$9,226	$9,431	$9,462	$10,062	$10,860	$10,279	$10,395
Average deposits	$7,157	$7,555	$7,819	$7,957	$8,295	$8,286	$8,846	$9,474	$8,824	$8,865
Average common equity	$687	$686	$694	$697	$571	$571	$571	$571	$553	$553
Average Tier I preferred equity	$219	$218	$216	$214	$215	$215	$215	$215	$184	$184
Market value of total client assets at period end (in billions)(a)	$76	$76	$76	$78	$77	$78	$82	$86	$89	$87
Return on common equity	27%	27%	27%	24%	35%	34%	34%	32%	34%	35%
Pretax operating margin	46%	45%	44%	41%	46%	45%	43%	41%	40%	41%
Employees at period-end	1,900	1,900	1,800	1,800	1,900	1,900	1,900	1,900	1,900	2,000

(a)	Includes assets under management, before amounts subadvised by/for other sectors, of $47 billion, $46 billion, $47 billion and $50 billion in the first, second, third and fourth quarters of 2004, $49 billion, $50 billion, $51 billion and $53 billion in the first, second, third and fourth quarters of 2005, $55 billion and $54 billion in the first and second quarters of 2006, respectively.

Note:	In the first quarter of 2006, the financial results of Mellon 1st Business Bank, N.A. were moved to the Private Wealth Management sector from the Other sector.

All prior periods have been restated.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

ASSET SERVICING - 10 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2004				2005				2006
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Revenue:
Institutional trust and custody	120	118	113	127	132	141	154	171	174	187
Securities lending revenue	18	24	16	18	24	33	25	26	30	38
Other fee revenue	73	67	53	59	68	67	70	72	83	96

Total fee and other revenue	211	209	182	204	224	241	249	269	287	321
Net interest revenue (expense)	14	18	17	20	19	21	22	20	26	27

Total revenue	225	227	199	224	243	262	271	289	313	348
Credit quality expense	—	—	—	—	—	—	—	—	—	—
Amortization of intangible assets	1	2	1	1	2	2	2	3	3	3
Other operating expenses	173	168	167	183	186	198	215	235	242	258

Total operating expenses	174	170	168	184	188	200	217	238	245	261
Income from continuing operations before taxes (benefits)	51	57	31	40	55	62	54	51	68	87
Income taxes (benefits)	18	20	10	14	20	22	17	18	22	28

Net income (loss)	$33	$37	$21	$26	$35	$40	$37	$33	$46	$59

Average loans	$99	$61	$16	$3	$(25)	$1	$(1)	$(20)	$(1)	$(30)
Average assets	$7,087	$6,824	$7,021	$8,036	$8,211	$8,117	$9,048	$8,484	$8,376	$9,248
Average deposits	$5,460	$5,414	$5,764	$6,496	$7,010	$6,859	$7,753	$7,077	$7,111	$7,570
Average common equity	$606	$599	$583	$609	$482	$482	$482	$482	$551	$551
Average Tier I preferred equity	$136	$135	$132	$128	$125	$125	$125	$125	$132	$132
Market value of assets under management at period end (in billions) (a),(b)	$64	$68	$73	$74	$95	$104	$106	$103	$104	$108
Market value of assets under administration or custody at period end (in billions) (c)	$2,793	$2,826	$2,946	$3,199	$3,259	$3,416	$3,746	$3,874	$4,091	$4,180
Return on common equity	22%	25%	14%	17%	30%	33%	30%	27%	34%	42%
Pretax operating margin	23%	25%	15%	18%	23%	24%	20%	18%	22%	25%
MEMO:
Total joint venture revenue (d)	$81	$82	$74	$84	$93	$101	$102	$107	$119	$149
Securities on Loan (e)	$100	$95	$100	$115	$150	$160	$165	$161	$178	$187
Employees at period-end	3,600	3,600	3,600	3,500	3,700	3,800	4,100	4,200	4,500	4,500

(a)	Represents the investment of securities lending cash collateral managed by the Asset Servicing Sector.

(b)	Reflects the June 30, 2006 transfer of $8 billion securities lending cash collateral from Mellon Asset Management Sector.

(c)	Excludes assets of $310 billion at June 30, 2005, $328 billion at Sept. 30, 2005, $333 billion at Dec. 31, 2005, $359 billion at Mar. 31, 2006 and $364 billion at June 30, 2006 that we manage and are also under administration or custody. These assets are included in the Corporation’s assets under management.

(d)	Restated to reflect the acquisition of the remaining 50% interest of Russell Mellon, previously a joint venture.

(e)	Represents the total dollar amount of securities on loan, both cash and non-cash, at period end by the Corporation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

PAYMENT SOLUTIONS & INVESTOR SERVICES - 10 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2004				2005				2006
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Revenue:
Payment solutions & investor services	145	149	133	138	134	142	122	126	121	124
Other fee revenue	3	5	5	5	8	6	5	7	5	6

Total fee and other revenue	148	154	138	143	142	148	127	133	126	130
Net interest revenue (expense)	31	30	29	33	37	33	34	38	41	44

Total revenue	179	184	167	176	179	181	161	171	167	174
Credit quality expense	—	—	—	—	—	—	—	—	—	—
Amortization of intangible assets	—	—	—	—	—	—	—	1	—	—
Other operating expenses	125	130	120	134	133	135	127	131	129	133

Total operating expenses	125	130	120	134	133	135	127	132	129	133
Income from continuing operations before taxes (benefits)	54	54	47	42	46	46	34	39	38	41
Income taxes (benefits)	19	19	15	14	17	16	11	14	12	14

Net income (loss)	$35	$35	$32	$28	$29	$30	$23	$25	$26	$27

Average loans	$71	$117	$107	$106	$95	$99	$87	$93	$83	$91
Average assets	$6,654	$6,893	$6,970	$7,730	$7,840	$7,169	$6,992	$7,195	$7,326	$7,129
Average deposits	$5,928	$6,171	$6,232	$7,014	$7,071	$6,437	$6,244	$6,576	$6,783	$6,541
Average common equity	$308	$287	$288	$292	$315	$315	$315	$315	$266	$266
Average Tier I preferred equity	$64	$64	$64	$63	$75	$75	$75	$75	$64	$64
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity	46%	48%	45%	37%	38%	38%	30%	31%	39%	41%
Pretax operating margin	30%	29%	29%	24%	26%	25%	21%	23%	23%	23%
Employees at period-end	3,700	3,700	3,600	3,800	3,800	3,800	3,700	3,600	3,500	3,500

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

OTHER - 10 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2004				2005				2006
	1st Qtr (a)	2nd Qtr (b)	3rd Qtr	4th Qtr (c)	1st Qtr (d)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (e)	2nd Qtr
Revenue:
Institutional trust and custody	3	3	2	2	2	4	1	2	4	6
Other fee revenue	154	77	88	94	270	81	86	81	80	67

Total fee and other revenue	157	80	90	96	272	85	87	83	84	73
Net interest revenue (expense)	5	6	1	(1)	(11)	6	(4)	(3)	(7)	(15)

Total revenue	162	86	91	95	261	91	83	80	77	58
Credit quality expense	(7)	—	—	(5)	(1)	3	12	5	1	(3)
Amortization of intangible assets	—	—	—	—	—	—	—	—	—	—
Other operating expenses	79	88	62	55	69	63	73	74	99	78

Total operating expenses	79	88	62	55	69	63	73	74	99	78
Income from continuing operations before taxes (benefits)	90	(2)	29	45	193	25	(2)	1	(23)	(17)
Income taxes (benefits)	32	(2)	10	16	71	9	(1)	—	2	(8)

Net income (loss)	$58	$—	$19	$29	$122	$16	$(1)	$1	$(25)	$(9)

Average loans	$3,084	$2,973	$2,572	$2,647	$2,306	$2,616	$2,684	$2,497	$2,057	$1,876
Average assets	$8,479	$8,293	$7,759	$8,273	$8,906	$9,492	$9,819	$9,499	$9,553	$9,979
Average deposits	$676	$625	$463	$599	$640	$732	$713	$764	$838	$1,100
Average common equity	$1,390	$1,401	$1,451	$1,528	$1,844	$1,753	$1,775	$1,780	$1,790	$1,815
Average Tier I preferred equity	$166	$147	$142	$173	$147	$146	$142	$133	$243	$236
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m
Pretax operating margin	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m
Employees at period-end (f)	4,100	4,000	4,000	4,000	4,000	4,200	4,800	4,800	4,400	4,400

(a)	The first quarter of 2004 includes a pre-tax gain of $93 million from the sale of approximately 35% of the Corporation’s investment in Shinsei Bank.
Also included in the first quarter of 2004 is a pre-tax charge of $19 million associated with a writedown of two small non-strategic businesses, one of which was sold in the third quarter of 2004.

(b)	The second quarter of 2004 includes a $24 million pre-tax charge relating to vacating 10 leased locations in London and moving into the new Mellon Financial Centre in London.

(c)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reversal relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building.

(d)	The first quarter of 2005 includes a pre-tax gain of $197 million from the sale of our remaining investment in Shinsei Bank, a $10 million pre-tax charge (included in other expense) for the early extinguishment of debt and $5 million of additional expense ($2 million of occupancy expense and $3 million of other expenses) related to charges recorded in 2004 for the move to the new Mellon Financial Centre in London and a writedown of the remaining small non-strategic businesses previously identified as held for sale (see footnote above).

(e)	The first quarter of 2006 includes a $19 million pre-tax charge in connection with payments, awards and benefits payable to Mellon’s former chairman and chief executive officer, pursuant to his employment agreement.

(f)	Primarily relates to employees in Technology, Finance and Human Resources supporting the business sectors; the cost of these employees are fully allocated to the business sectors.

n/m - not meaningful

Note:	In the first quarter of 2006, the financial results of Mellon 1st Business Bank, N.A. were moved to the Private Wealth Management sector from the Other sector.

All prior periods have been restated.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	Mellon Asset Management			Private Wealth Management			Asset Servicing
	2005	2004	2003	2005	2004	2003	2005	2004	2003
Revenue:
Investment management	1,373	1,198	1,064	331	300	275	—	—	—
Performance fees	171	127	70	—	—	—	—	—	—

Total investment management	1,544	1,325	1,134	331	300	275	—	—	—
Distribution and service fees	317	269	240	—	—	—	—	—	—
Institutional trust and custody	53	55	58	10	9	9	598	478	422
Securities lending revenue	—	—	—	—	—	—	108	76	69
Payment solutions & investor services	—	—	—	—	—	—	—	—	—
Other fee revenue	1	2	(12)	21	22	30	277	252	220

Total fee and other revenue	1,915	1,651	1,420	362	331	314	983	806	711
Net interest revenue (expense)	(21)	(22)	(22)	312	302	326	82	69	82

Total revenue	1,894	1,629	1,398	674	633	640	1,065	875	793
Credit quality expense	—	—	—	—	1	2	—	—	—
Amortization of intangible assets	13	9	8	4	5	4	9	5	5
Other operating expenses	1,376	1,207	1,082	375	350	328	834	691	633

Total operating expenses	1,389	1,216	1,090	379	355	332	843	696	638
Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	505	413	308	295	277	306	222	179	155
Income taxes (benefits)	175	142	108	103	94	107	77	62	55

Income (loss) from continuing operations before cumulative effect of accounting change	330	271	200	192	183	199	145	117	100
Cumulative effect of accounting change	—	—	—	—	—	—	—	—	—

Income from continuing operations	330	271	200	192	183	199	145	117	100
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—

Net income (loss)	$330	$271	$200	$192	$183	$199	$145	$117	$100

Average loans	$—	$5	$7	$4,586	$4,339	$3,805	$(11)	$45	$27
Average assets	$1,969	$2,030	$2,035	$9,958	$8,898	$9,640	$8,467	$7,244	$5,861
Average deposits	$13	$13	$8	$8,729	$7,624	$6,624	$7,176	$5,785	$4,203
Average common equity	$966	$805	$708	$571	$691	$628	$482	$599	$570
Average Tier I preferred equity	$476	$453	$421	$215	$217	$227	$125	$133	$144
Market value of assets under management at period end (in billions)	$629	$585	$554	$49	$48	$48	$103	$74	$55
Market value of assets under administration or custody at period end (in billions)	$3	$8	$10	$31	$26	$23	$3,874	$3,199	$2,688
Return on common equity	34%	34%	28%	34%	26%	32%	30%	20%	18%
Pretax operating margin	27%	25%	22%	44%	44%	48%	21%	20%	20%
Employees at period-end	2,400	2,600	2,500	1,900	1,800	1,900	4,200	3,500	3,700

Note:	In the first quarter of 2006, the financial results of Mellon 1st Business Bank, N.A. were moved to the Private Wealth Management sector from the Other sector.

All prior periods have been restated.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	Payment Solutions & Investor Services			Other			Consolidated Results
	2005	2004	2003	2005	2004	2003	2005	2004	2003
Revenue:
Investment management	—	—	—	—	—	—	1,704	1,498	1,339
Performance fees	—	—	—	—	—	—	171	127	70

Total investment management	—	—	—	—	—	—	1,875	1,625	1,409
Distribution and service	—	—	—	—	—	—	317	269	240
Institutional trust and custody	—	—	—	9	10	(1)	670	552	488
Securities lending revenue	—	—	—	—	—	—	108	76	69
Payment solutions & investor services	524	565	569	—	—	—	524	565	569
Other fee revenue	26	18	17	518	413	300	843	707	555

Total fee and other revenue (a)	550	583	586	527	423	299	4,337	3,794	3,330
Net interest revenue (expense) (b)	142	123	152	(12)	11	55	503	483	593

Total revenue (c)	692	706	738	515	434	354	4,840	4,277	3,923
Credit quality expense	—	—	—	19	(12)	5	19	(11)	7
Amortization of intangible assets	1	—	—	—	—	—	27	19	17
Other operating expenses	526	509	525	279	284	201	3,390	3,041	2,769

Total operating expenses	527	509	525	279	284	201	3,417	3,060	2,786
Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	165	197	213	217	162	148	1,404	1,228	1,130
Income taxes (benefits) (c)	58	67	75	79	56	51	492	421	396

Income (loss) from continuing operations before cumulative effect of accounting change	107	130	138	138	106	97	912	807	734
Cumulative effect of accounting change	—	—	—	—	—	(7)	—	—	(7)

Income from continuing operations	107	130	138	138	106	90	912	807	727
Income from discontinued operations after-tax	—	—	—	—	—	—	(130)	(11)	(26)

Net income (loss)	$107	$130	$138	$138	$106	$90	$782	$796	$701

Average loans	$93	$100	$95	$2,526	$2,818	$3,770	$7,194	$7,307	$7,704
Average assets (d)	$7,296	$7,063	$8,408	$9,429	$8,200	$6,947	$37,304	$34,003	$33,877
Average deposits	$6,580	$6,338	$7,565	$712	$590	$1,093	$23,210	$20,350	$19,493
Average common equity	$315	$294	$352	$1,787	$1,443	$1,264	$4,121	$3,832	$3,522
Average Tier I preferred equity	$75	$64	$73	$142	$157	$145	$1,033	$1,024	$1,010
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$781	$707	$657
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$3,908	$3,233	$2,721
Return on common equity	34%	44%	39%	n/m	n/m	n/m	22%	21%	21%
Pretax operating margin	24%	28%	29%	n/m	n/m	n/m	29%	29%	29%
Pretax operating margin (e)							26%	28%	29%
Employees at period-end	3,600	3,800	3,800	4,800	4,000	4,200	16,900	15,700	16,100

(a)	Consolidated results include FTE impact of $41 million, $42 million and $42 million for 2005, 2004 and 2003, respectively.

(b)	Consolidated results include FTE impact of $18 million, $17 million and $16 million for 2005, 2004 and 2003, respectively.

(c)	Consolidated results include FTE impact of $59 million, $59 million and $58 million for 2005, 2004 and 2003, respectively.

(d)	Consolidated average assets include average assets of discontinued operations of $185 million, $568 million and $986 million for 2005, 2004 and 2003, respectively.

(e)	Excludes footnote items listed on Consolidated Results - 10 Quarter Trend page.

n/m - not meaningful

Note:	In the first quarter of 2006, the financial results of Mellon 1st Business Bank, N.A. were moved to the Private Wealth Management sector from the Other sector.

All prior periods have been restated.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 10 Quarter Trend

NONPERFORMING ASSETS

	2004				2005				2006
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Nonperforming loans:
Commercial and financial	$48	$11	$17	$10	$9	$7	$7	$1	$1	$—
Personal	2	3	3	4	4	4	3	2	2	2
Commercial real estate	1	—	—	—	—	—	—	—	—	—
Lease finance assets	—	—	—	15	15	15	27	13	10	12

Total nonperforming loans	51	14	20	29	28	26	37	16	13	14
Total acquired property	—	1	1	—	—	—	—	—	3	—

Total nonperforming assets	$51	$15	$21	$29	$28	$26	$37	$16	$16	$14

Nonperforming loans as a percentage of total loans	0.68%	0.20%	0.30%	0.43%	0.39%	0.34%	0.48%	0.24%	0.19%	0.20%
Nonperforming assets as a percentage of
Tier I capital plus the reserve for loan losses	1.99%	0.56%	0.82%	1.08%	0.98%	0.87%	1.23%	0.53%	0.51%	0.44	%(a)

(a)	Preliminary

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 10 Quarter Trend

PROVISION AND RESERVE FOR CREDIT EXPOSURE

	2004					2005				2006
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Reserve Activity:
Loan losses	103	94	96		98	98	87	87	80	63	60
Unfunded commitments	75	77	73		71	67	77	81	77	78	82

Reserve at beginning of period	$178	$171	$169		$169	$165	$164	$168	$157	$141	$142
Total credit losses	—	(2)	(1)		(1)	(1)	—	(24)	(15)	—	—
Total recoveries	—	2	1		2	1	1	1	1	—	—

Sub-total - net credit recoveries (losses)	$—	$—	$—		$1	$—	$1	$(23)	$(14)	$—	$—
Credit losses on loans transferred to held for sale	—	—	—		—	—	—	—	—	—	—

Total net credit recoveries (losses)	$—	$—	$—		$1	$—	$1	$(23)	$(14)	$—	$—
Impact of disposals and acquisitions	—	—	—		—	—	—	—	—	—	—
Securitizations	—	(2)	—		(1)	—	—	—	—	—	—
Loss on sale of commitments	—	—	—		—	—	—	—	—	—	—
Provision for credit losses	(7)	—	—		(4)	(1)	3	12	5	1	(3)
Reserves transferred to held for sale	—	—	—		—	—	—	—	(7)	—	—

Reserve at end of period	$171	$169	$169		$165	$164	$168	$157	$141	$142	$139
Reserve for loan losses	$94	$96	$98		$98	$87	$87	$80	$63	$60	$58
Reserve for unfunded commitments	77	73	71		67	77	81	77	78	82	81

Reserve at end of period	$171	$169	$169		$165	$164	$168	$157	$141	$142	$139
Reserve for loan losses as a percentage of total loans (a)	1.27%	1.39%	1.40%		1.45%	1.23%	1.15%	1.05%	0.96%	0.91%	0.84%
Reserve for unfunded commitments as a percentage of unfunded commitments (a)	0.46%	0.47%	0.47%		0.47%	0.54%	0.58%	0.55%	0.58%	0.62%	0.61%
Annualized net credit losses to average loans	—%	—%	—%	–	0.03%	—%	—%	1.23%	0.77%	—%	—%

(a)	At period end.